UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2019

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Louisiana, Suite 3500, Houston, Texas 77002

(Address of principal executive offices)

(210) 998-4035

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 7, 2019, Camber Energy, Inc. (the “Company”, “we” and “us”) filed a press release disclosing its plans for a shareholder communications program. A copy of the press release is included herewith as Exhibit 99.1 and the information in the press release is incorporated by reference into this Item 8.01.

As of August 7, 2019, the Company had 17,183,100 shares of common stock issued and outstanding. The increase in our outstanding shares of common stock from (a) August 2, 2019 (as disclosed in the Current Report on Form 8-K filed on August 5, 2019), and (b) the date of the Company’s July 8, 2019, 1-for-25 reverse stock split, is due solely to conversion of shares of Series C Preferred Stock of the Company (the conversion of 2 shares of Series C Preferred Stock) into common stock, and conversion premiums due thereon, which are payable in shares of common stock, pursuant to the designation of such Series C Preferred Stock. The conversions are in the sole discretion of the Series C Preferred Stock holder.

The Company also discloses that the previously disclosed non-binding Letter of Intent which the Company’s recently acquired subsidiary, Lineal Star Holdings, LLC (“Lineal”), had been party to, to purchase an Engineering and Procurement company, has been suspended as the seller wishes to see the outcome of the shareholder vote of the Company’s previously completed plan of merger entered into with Lineal and its former members. The Company anticipates revisiting the possibility of the transaction following the approval by the shareholders of the Company, of the issuance of shares of common stock to the former Lineal members and the terms of the Company’s previously completed plan of merger entered into with Lineal and its former members; however, there is no assurance such a transaction will occur.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated August 7, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By:	/s/ Robert Schleizer
Name:	Robert Schleizer
Title:	Chief Financial Officer

Date: August 7, 2019

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release dated August 7, 2019